UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

HISTOGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36003	20-3183915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10655 Sorrento Valley Road, Suite 200, San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

(858) 526-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HSTO	The NASDAQ Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information regarding the Purchase Agreement (as defined below) set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 8.01 Other Events.

On January 5, 2021, Histogen Inc. (the “Company”) completed a public offering (the “Offering”) of (i) 11,600,000 shares of its common stock, par value $0.0001 per share (the “Common Stock”), (ii) pre-funded warrants to purchase up to 2,400,000 shares of Common Stock (the “Pre-Funded Warrants”), and (iii) warrants to purchase up to 14,000,000 shares of Common Stock (the “Common Warrants”). The combined purchase price of one share of Common Stock and accompanying Warrant was $1.00, and the combined purchase price of one Pre-Funded Warrant and accompanying Common Warrant was $0.9999. A copy of the press release announcing the pricing of the Offering is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein, and a copy of the press release announcing the completion of the Offering is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. The Offering was made under an effective registration statement on Form S-1 (File No. 333- 251491) filed with the Securities and Exchange Commission and declared effective on December 30, 2020, and an additional registration statement on Form S-1 (File 333-251836) filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, that became effective automatically on December 30, 2020.

Subject to certain ownership limitations, the Common Warrants are immediately exercisable at an exercise price equal to $1.00 per share of Common Stock (the “Exercise Price”), subject to adjustments as provided under the terms of the Common Warrants. The Warrants are exercisable for five years from the initial exercise date.

Subject to certain ownership limitations described in the Pre-Funded Warrants, the Pre-Funded Warrants are immediately exercisable and may be exercised at an exercise price of $0.0001 per share of Common Stock any time until all of the Pre-Funded Warrants are exercised in full.

In connection with the Offering, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors on December 30, 2020. The Purchase Agreement contains customary representations and warranties of the Company, termination rights of the parties, and certain indemnification obligations of the Company and ongoing covenants of the Company.

The gross proceeds to the Company from the transactions are approximately $14.0 million, before deducting the placement agent’s fees and other offering expenses, and excluding the proceeds, if any, from the exercise of the Warrants. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes, including expenses related to the clinical development of the Company’s products for its CCM, hECM and HSC programs, further research and development, capital expenditures and general and administrative expenses.

Pursuant to an engagement letter (the “Engagement Letter”) dated as of December 28, 2020 between the Company and H.C. Wainwright & Co., LLC (“Wainwright”), the Company has agreed to pay Wainwright an aggregate fee equal to 7.0% of the gross proceeds received by the Company from the sale of the securities in the transaction as well as a management fee equal to 1.0% of the gross proceeds received by the Company from the sale of the securities in the transactions. Pursuant to the Engagement Letter, the Company also issued to Wainwright or its designees warrants to purchase up to 5.0% of the aggregate number of shares of Common Stock sold in the transactions, or warrants to purchase up to an aggregate of 700,000 shares of Common Stock (the “Placement Agent Warrants”). The Engagement Letter has a 10-month tail, indemnity and other customary provisions for transactions of this nature. The Placement Agent Warrants have substantially the same terms as the Warrants, except that the Placement Agent Warrants are exercisable for five years from the date of the Purchase Agreement and have an exercise price equal to 125% of the purchase price per Common Share in this offering, or $1.25 per share. The Company also paid Wainwright $50,000 for non-accountable expenses and up to $90,000 for actual out-of-pocket fees and expenses of legal counsel and other out-of-pocket expenses.

The forms of the Purchase Agreement, the Common Warrant, the Pre-Funded Warrant, and the Placement Agent Warrant are filed as Exhibits 10.1, 4.1, 4.2, and 4.3, respectively, and the Engagement Letter is filed as Exhibit 10.2 to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Form of Common Warrant (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-1/A (File No. 333-251491) filed with the Securities and Exchange Commission on December 29, 2020).

4.2	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-1/A (File No. 333-251491) filed with the Securities and Exchange Commission on December 29, 2020).

4.3	Form of Placement Agent Warrant (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-1/A (File No. 333-251491) filed with the Securities and Exchange Commission on December 29, 2020).

10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.32 to the Company’s Registration Statement on Form S-1/A (File No. 333-251491) filed with the Securities and Exchange Commission on December 29, 2020).

10.2	Engagement Letter between Histogen Inc. and H.C. Wainwright & Co., LLC, dated as of December 28, 2020 (incorporated by reference to Exhibit 10.33 to the Company’s Registration Statement on Form S-1/A (File No. 333-251491) filed with the Securities and Exchange Commission on December 29, 2020).

99.1	Press release dated December 30, 2020.

99.2	Press release dated January 5, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HISTOGEN INC.

Date: January 5, 2021	/s/ Richard W. Pascoe
Richard W. Pascoe
President and Chief Executive Officer

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